EXHIBIT 10.2

                                 GENERAL RELEASE

         This general release is made as of the 20th day of August, 1999 by JCI Consultant, LP, Jenco Partners LP, Jay Zises and Selig Zises (collectively "Releasors").

         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT RELEASORS, for good and valuable consideration, receipt of which is hereby acknowledged, pursuant to and in conjunction with the execution and delivery of that certain LP and Option Purchase and Termination Agreement (the "Termination Agreement"), among the Releasors, Jennifer Convertibles, Inc. ("Jennifer"), Jennifer Chicago Ltd., Jara Enterprises, Inc., Harley J. Greenfield, Fred J. Love and Edward B. Seidner (the "Other Parties") hereby releases and forever discharges the Other Parties and their immediate family members, officers, directors, employees, and agents (including without limitation Jerome I. Silverman Company, Jerry Silverman and Isabelle Silverman), subsidiaries and affiliates, past and present and their heirs, executors, administrators and assigns (collectively, the "Releasees" and, individually, a "Releasee") from all actions, causes of action, including without limitation, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, agreements guarantees, liabilities, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, equity or otherwise, whether known or unknown, contemplated or not contemplated, foreseen or unforeseen, fixed or contingent, which against the Releasees, the Releasor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date hereof, provided, however, such release shall not include, in any case, from and after the date hereof, the rights, powers, liabilities and obligations arising out of or under the Termination Agreement and as to Jennifer, the Note executed as of the date hereof.

         This General Release may not be amended, waived, terminated or otherwise changed in any respect, except with respect to a specific Releasee by a writing signed by such Releasee. THE VALIDITY, CONSTRUCTION AND INTERPRETATION OF THIS GENERAL RELEASE AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND FOR THE PURPOSE OF LEGAL PROCEEDINGS THIS GENERAL RELEASE SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK.

         This General Release may be executed in one or more counterparts, and shall become effective when one or more counterparts have been signed by each of the parties thereto.

         THIS GENERAL RELEASE IS FREELY AND VOLUNTARILY GIVEN TO THE RELEASEES BY RELEASORS WITHOUT ANY DURESS OR COERCION AND AFTER SUCH RELEASORS HAVE EITHER CONSULTED WITH COUNSEL OR HAVE BEEN GIVEN AN OPPORTUNITY TO DO SO, AND THE RELEASORS HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GENERAL RELEASE.

         IN WITNESS WHEREOF, each Releasor has hereunto executed this General Release as of the date first written above.


                                                  JCI CONSULTANT, LP

                                                  By: JCI Consultant Corp.
                                                      (its General Partner)

                                                  By: /s/ Selig Zises
                                                     ---------------------------
                                                     Name: Selig Zises
                                                     Title: President

         On this 18th day of August, 1999, before me personally appeared Selig Zises to me known and known to me to be the President of JCI Consultant Corp., the general partner of JCI Consultant, LP, who executed the foregoing instrument on behalf of JCI Consultant Corp., as general partner of JCI Consultant LP, and he duly acknowledged to me that he executed the same on behalf of JCI Consultant Corp., as general partner of JCI Consultant Corp., for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.

/s/ Shari L Steinberg                             JENCO PARTNERS, L.P.
-----------------------------
Notary Public
                                                  By: MP (JENCO) PARTNERS, L.P.
                                                      (its General Partner)

                                                  By: JENCO ACQUISITION CORP.
                                                      (Its General Partner)


                                                  By: /s/ Selig Zises
                                                     ---------------------------
                                                     Name: Selig Zises
                                                     Title: President

         On this 18th day of August, 1999, before me personally appeared Selig Zises to me known and known to me to be the President of Jenco Acquisition Corp., the general partner of MP (Jenco) Partners, L.P., the general partner of Jenco Partners, L.P. who executed the foregoing instrument on behalf of Jenco Acquisition Corp., as general partner of MP (Jenco) Partners, L.P., the general partner of Jenco Partners, L.P., and he duly acknowledged to me that he executed the same on behalf of Jenco Acquisition Corp., as general partner of MP (Jenco) Partners, L.P., the general partner of Jenco Partners, L.P., for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.

/s/ Shari L. Steinberg
-----------------------------
Notary Public


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
                                                     /s/ Jay Zises
                                                     ---------------------------
                                                     Jay Zises

         On this 20th day of August, 1999, before me personally appeared Selig Zises who executed the foregoing instrument and he duly acknowledged to me that he executed the same for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.


/s/ Margaret Fuggetta
-----------------------------
Notary Public

                                                     /s/ Selig Zises
                                                     ---------------------------
                                                     Selig Zises


         On this 18th day of August, 1999, before me personally appeared Selig Zises who executed the foregoing instrument and he duly acknowledged to me that he executed the same for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.


/s/ Shari L. Steinberg
-----------------------------
Notary Public


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